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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 11, 1996
                                                       -------------------

                            CONTINUCARE CORPORATION
                            -----------------------
             (Exact name of registrant as specified in its charter)


                                    Florida
                   -----------------------------------------
                 (State or other jurisdiction of incorporation)


           0-21910                                       59-2716063
   -----------------------                    --------------------------------
   (Commission File Number                    (IRS Employer Identification No.)



                            Continucare Corporation
                          100 Southeast Second Street
                                Miami, Florida                 33131
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                  (Address of principal executive office)         (Zip Code)





     Registrant's telephone number, including area code     (305) 350-7515
                                                            --------------
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ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.

        On August 9, 1996, Zanart Entertainment Incorporated ("Zanart") signed a definitive Agreement and Plan of Merger (the "Merger Agreement") with Zanart Subsidiary, Inc. ("ZSI"), a wholly-owned subsidiary of Zanart, and Continucare Corporation ("Continucare"), a Florida corporation. The Merger Agreement provides for the merger (the "Merger") of ZSI with and into Continucare. Upon the consummation of the Merger which occurred on September 11, 1996 and pursuant to the terms of the Merger Agreement, (i) each issued and outstanding share of common stock of Continucare converted into one share of Common Stock, the separate existence of ZSI terminated and Continucare became a wholly-owned subsidiary of Zanart, (ii) Zanart agreed to sell or otherwise dispose of its assets (other than cash) and discharge all liabilities relating to Zanart's existing licensing business and (iii) Zanart's Board of Directors and management became comprised of designees of Continucare.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) AUDITED FINANCIAL STATEMENT OF BUSINESS ACQUIRED*



        (b) PRO FORMA FINANCIAL INFORMATION*



        (c) Exhibits

            10.1 Agreement and Plan of Merger dated August 9, 1996, by and among Continucare Corporation, Zanart Entertainment Incorporated and Zanart Subsidiary, Inc.**

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         *       The financial information required by this Form 8-K/A has been previously reported (as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended) by the Registrant in its Post Effective Amendment No. 1 to Registration Statement on Form SB-2 on Form S-3
(Registration No. 33-88580) filed with the Commission on October 29, 1996.

         **      Previously filed.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CONTINUCARE CORPORATION



Date:  November 22, 1996           By:/s/ Charles M. Fernandez
                                      ---------------------------------
                                          Charles M. Fernandez





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